UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DATA STORAGE CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

July 16, 2026

Dear Fellow Data Storage Corporation Shareholders:

We invite you to attend Data Storage Corporation’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) to be held at the Marriott Melville, 1350 Walt Whitman Road, Melville, NY 11747, on September 2, 2026, at 11:00 a.m. local time.

The Notice of the 2026 Annual Meeting and proxy statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting.

Fiscal 2025 was a defining year for Data Storage Corporation, and I want to thank you for your patience as we completed the work of repositioning our Company. The following is a summary of fiscal 2025 developments and fiscal 2026 development resulting therefrom.

Sale of CloudFirst. In September 2025, we completed the sale of our CloudFirst business, our data protection and disaster recovery business, for gross proceeds of $40 million. The transaction represented the culmination of more than two decades of building that business and was the principal driver of our net income of $19.2 million for fiscal 2025. A $100 investment in our Common Stock at December 31, 2022 was worth approximately $346 at December 31, 2025, a cumulative total shareholder return of approximately 246%.

Return of Capital. In January 2026, we completed a tender offer pursuant to which we repurchased approximately 72% of our outstanding Common Stock, returning a substantial portion of the transaction proceeds directly to those shareholders who elected to participate. Our directors and executive officers participated in the tender offer on the same terms as all other shareholders, as described under “Certain Relationships and Related Party Transactions.”

Many of you have asked about the Company’s direction. Today, Data Storage Corporation operates with a debt-free balance sheet, cash in excess of $9 million, a continuing operating business in Nexxis Inc., and a Nasdaq listing. Your Board is evaluating how best to deploy that foundation — including potential acquisitions of revenue-generating businesses and the study of new organic initiatives. The Company’s continuing operations and current strategic alternatives are described in further detail below.

Continuing Operations and Balance Sheet. Our continuing operating business is Nexxis Inc., which provides voice, data and SD-WAN solutions to business customers. Following the transactions described above, the Company holds cash in excess of $9 million, carries no material debt, and maintains its Nasdaq listing — a foundation the Board believes is a significant strategic asset.

Strategic Direction Under Evaluation. The Board, directly and through its Mergers & Acquisitions Committee, is actively evaluating how to deploy this foundation to build long-term shareholder value. The alternatives under study include: (i) the acquisition of one or more revenue-generating businesses, including potentially by means of a merger in which the Company’s public listing and balance sheet serve as the platform for a combined enterprise; and (ii) the study of a new organic initiatives. These initiatives remain under study; no acquisition or merger agreement has been entered into, no transaction or new business initiative has been agreed or approved, and there can be no assurance that any will be completed or pursued. We expect to update shareholders as and when definitive decisions are made.

You will be asked to consider and vote on proposals to: (1) elect each of the ten directors named herein for election to the Board; (2) ratify the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2026; and (3) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement.

The enclosed proxy statement provides detailed information about the 2026 Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety. You may also obtain more information about us from documents we file with the Securities and Exchange Commission from time to time.

Your vote is very important regardless of the number of shares that you own. We urge you to read this proxy statement carefully.

Whether or not you plan to attend the 2026 Annual Meeting in person, if you are a holder of record of our shares, please complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically through the Internet or by telephone. If you attend the 2026 Annual Meeting and vote in person, your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name,” you should instruct your broker how to vote in accordance with the voting instruction form you will receive from your bank, broker or other nominee. Accompanying the proxy statement is a proxy card or voting instruction form for the 2026 Annual Meeting, which you may use to indicate your vote or provide voting instructions, as applicable, as to the proposals contained in this proxy statement.

On behalf of the Board, I thank you for your support and appreciate your consideration of this matter.

Sincerely,

/s/ Charles M. Piluso
Charles M. Piluso
Chief Executive Officer and Chairman of the Board of Directors

244 5th Avenue, Second Floor, Suite 2821

New York, New York 10001

Telephone: (212) 564-4922

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Data Storage Corporation:

The 2026 Annual Meeting of the Shareholders (the “2026 Annual Meeting”) of Data Storage Corporation, a Nevada corporation (together with its subsidiaries, “we”, “us”, “our” or the “Company”), will be held on Wednesday, September 2, 2026, at 11:00 a.m. local time at the Marriott Melville, 1350 Walt Whitman Road, Melville, New York 11747. The purpose of the meeting is to consider and act upon the following matters:

1.	To elect ten directors named in the accompanying proxy statement to the Company’s Board of Directors to serve until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the selection of Rosenberg Rich Baker Berman, P.A., the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement;

4.	To transact such other business as may properly come before the 2026 Annual Meeting or any adjournments or postponements of the 2026 Annual Meeting.

All shareholders are cordially invited to attend the 2026 Annual Meeting. Please give the proxy materials your careful attention.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. The Board of Directors has fixed the close of business on July 6, 2026, as the record date (the “Record Date”) for determining those shareholders who are entitled to notice of and to vote at the 2026 Annual Meeting or any adjournment or postponement of the 2026 Annual Meeting. The list of the shareholders of record as of the Record Date will be made available for inspection during the ten days preceding the meeting at our offices located at 244 5th Avenue, Second Floor, Suite 2821, New York, New York 10001.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received a Notice of Internet Availability of Proxy Materials and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the 2026 Annual Meeting in person, please vote your shares as soon as possible by telephone, via the Internet or by completing, dating, signing and returning a proxy card (as instructed in the Notice of Internet Availability of Proxy Materials) to ensure your shares are voted, or, if you hold your shares in street name, by following the instructions provided by your bank, broker or other financial intermediary. Submitting your proxy now will not prevent you from voting your shares at the 2026 Annual Meeting if you desire to do so, as your proxy is revocable and voting your shares at the 2026 Annual Meeting will automatically revoke any prior vote by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Charles M. Piluso
Chief Executive Officer and Chairman of the
Board of Directors
New York, New York
July 16, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, SEPTEMBER 2, 2026.

The Notice of Annual Meeting of Shareholders, the proxy statement and 2025 Annual Report to Shareholders for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) are available at www.dtst.com. The 2025 Annual Report is not a part of the proxy solicitation materials.

Your vote is important. We encourage you to review all the important information contained in the proxy materials before voting.

 244 5th Avenue, Second Floor, Suite 2821

New York, New York 10001

Telephone: (212) 564-4922

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, SEPTEMBER 2, 2026

GENERAL INFORMATION ABOUT THE
PROXY STATEMENT AND ANNUAL MEETING

The enclosed proxy statement is furnished to the holders of shares of common stock, par value $0.001 (the “Common Stock”) of Data Storage Corporation (“Data Storage,” “we”, “us”, “our” or the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”), for use at the 2026 Annual Meeting of our shareholders (the “2026 Annual Meeting”) to be held at the Marriott Melville, 1350 Walt Whitman Road, Melville, NY 11747, on Wednesday, September 2, 2026, at 11:00 a.m. local time, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Only shareholders as of July 6, 2026 (the “Record Date”) may attend the 2026 Annual Meeting. The purpose of the 2026 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Shareholders. The Board knows of no other business that will come before the 2026 Annual Meeting.

It is contemplated that this proxy statement and the accompanying form of proxy, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended (the “2025 Annual Report”), which is not a part of the proxy solicitation materials, will first be distributed and made available to our shareholders on or about July 16, 2026.

You will be asked to consider and vote: (1) FOR each of the ten directors named herein for election to the Board; (2) FOR the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2026; and (3) FOR the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement.

Proxy Materials Are Available on the Internet

The Company uses the Internet as the primary means of furnishing proxy materials to stockholders. We send a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders with instructions on how to access the proxy materials online at www.proxyvote.com or request a printed copy of materials. The Notice of Internet Availability will first be mailed to stockholders on or about July 21, 2026.

Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to reduce environmental impact and mailing costs.

Whether or not you plan to attend the 2026 Annual Meeting in person, please vote your shares as soon as possible by telephone, via the Internet or by completing, dating, signing and returning a proxy card (as instructed in the Notice of Internet Availability of Proxy Materials) to ensure your shares are voted, or, if you hold your shares in street name, by following the instructions provided by your bank, broker or other financial intermediary. Submitting your proxy now will not prevent you from voting your shares at the 2026 Annual Meeting if you desire to do so, as your proxy is revocable and voting your shares at the 2026 Annual Meeting will automatically revoke any prior vote by proxy.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the 2026 Annual Meeting. According to our records, you were a holder of shares of our Common Stock as of the end of business on the Record Date.

You are invited to attend the 2026 Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by proxy in the manner described below.

We intend to distribute and make available these proxy materials on or about July 16, 2026, to all shareholders of record on the Record Date entitled to vote at the 2026 Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint Charles M. Piluso, our Chief Executive Officer, and Christos (“Chris”) H. Panagiotakos, our Chief Financial Officer, as your representatives at the 2026 Annual Meeting, with full power of substitution and re-substitution. By completing and returning a proxy card, you are authorizing Mr. Piluso and Mr. Panagiotakos, or either of them, to vote your shares at the 2026 Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the 2026 Annual Meeting.

When and where is the 2026 Annual Meeting being held?

The 2026 Annual Meeting will be held on September 2, 2026, commencing at 11:00 a.m. local time at the Marriott Melville, 1350 Walt Whitman Road, Melville, NY 11747.

Why did I receive a Notice of Internet Availability in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?

We are utilizing a U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice of Internet Availability. Instructions on how to access the proxy materials over the Internet may be found in the Notice of Internet Availability. If you have received a Notice of Internet Availability and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability or contact your bank, broker or other financial intermediary if you hold your shares beneficially in street name.

When were the proxy materials first sent or made available to stockholders?

The Notice of Internet Availability was first mailed to stockholders on or about July 24, 2026. Once the Notice of Internet Availability is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote online; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business and will also give you an electronic link to the proxy voting site.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this proxy statement and accompanying proxy card and the 2025 Annual Report, which is not a part of our proxy solicitation materials, are available at www.proxyvote.com.

What is the difference between holding shares of Common Stock as a “shareholder of record” and holding shares in “street name”?

Shares held as a “shareholder of record” (also called a “registered holder”) are shares held directly in your name. Shares held in “street name” are shares held for you in an account with a broker, bank, or other nominee.

May I attend the 2026 Annual Meeting in person?

All shareholders as of July 6, 2026 (the “Record Date”), are welcome to attend the 2026 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Common Stock on the Record Date. Such evidence of ownership can be your proxy card if you are a shareholder of record. If your shares are held beneficially in the name of a bank, broker or other nominee and you plan to attend the 2026 Annual Meeting, you will be required to present proof of your ownership of our Common Stock on the Record Date, such as a bank or brokerage account statement or voting instruction form, to be admitted to the 2026 Annual Meeting in person.

The 2026 Annual Meeting will begin promptly at 11:00 a.m., local time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Be prepared to comply with our security and safety procedures for the 2026 Annual Meeting which will include the following: (a) no cameras, computers, recording equipment, other similar electronic devices, signs or placards will be permitted in the 2026 Annual Meeting; (b) the use of mobile phones, tablets, laptops and similar electronic devices during the 2026 Annual Meeting is prohibited, and that such devices must be turned off and put away before entering the meeting room; and (c) by attending the 2026 Annual Meeting, shareholders agree to abide by the agenda and procedures for the 2026 Annual Meeting (copies of which will be distributed to attendees at the meeting).

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, then you are a stockholder of record and this proxy statement is sent directly by us to you. As the stockholder of record, you have the right to grant your voting proxy directly or to directly vote at the 2026 Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2026 Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the 2026 Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the 2026 Annual Meeting, you must obtain a valid proxy issued in your name from that record holder at least 72 hours prior to the 2026 Annual Meeting.

If you are a beneficial owner and do not instruct your broker, bank, or nominee how to vote your shares, the question of whether your broker, bank or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. If the broker or nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not be able to vote your shares on such matter, often referred to as a broker non-vote.

Although our Common Stock is listed on the Nasdaq Stock Market, broker discretionary voting is governed by the rules of the NYSE, which apply to member brokerage firms regardless of the exchange on which a company’s securities are listed. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We believe that Proposal No. 1 and Proposal No. 3 are non-routine matters and that Proposal No. 2 is a routine matter. Accordingly, your broker, bank or nominee may not vote your shares on Proposal No. 1 and/or Proposal No. 3 without your instructions, but may vote your shares on Proposal No. 2 even in the absence of your instruction.

How do I vote my shares?

If you are a registered holder, you may vote:

●	By internet. Via the Internet at www.proxyvote.com.

●	By telephone. If you are located within the United States and Canada, call 1-800-690-6903 (toll-free) from a touch-tone telephone or 1-718-921-8500 from foreign countries and follow the instructions;

●	By mail. By returning a properly executed proxy card in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

●	In person. You may vote in person at the 2026 Annual Meeting.

To vote online or via telephone, you will need your unique control number. You can find the control number on your proxy card. Be sure to have your proxy card in hand and follow the instructions. Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on September 1, 2026, for the voting of shares held by shareholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than September 1, 2026.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2026 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock. Shares held in “street name” may be voted during the annual meeting only if you obtain a legal proxy from the broker, bank or other nominee giving you the right to vote the shares.

If your shares are held in street name, please check the voting instruction form provided to you by your broker, bank, or other nominee for Internet or telephone voting availability. If Internet and/or telephone voting are available to a street name holder, such facilities will close at 11:59 p.m. Eastern Time on September 1, 2026. To vote online or via telephone, you will need your unique control number. You can find the control number on your voting instruction form. Be sure to have your voting instruction form in hand and follow the instructions.

What am I voting on?

The following matters are scheduled to be voted on at the 2026 Annual Meeting:

1.	To elect ten directors named in this proxy statement for election to the Board to serve until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified (the “Election of Directors Proposal” or “Proposal No. 1”);

2.	To ratify the selection of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal” or “Proposal No. 2”); and

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement (the “Executive Compensation Proposal” or “Proposal No. 3”);

4.	To transact such other business as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof.

The Board is not currently aware of any other business that will be brought before the 2026 Annual Meeting.

How do I vote?

On all matters except Proposal No. 1 (the Election of Directors Proposal), you may vote “FOR”, “AGAINST” or “ABSTAIN” from voting on the proposal. With respect to Proposal No. 1, for each nominee standing for election to the Board, you may vote “FOR” such nominee’s election or “WITHHOLD” authority to vote for the nominee’s election; provided that you may not vote any shares “FOR” the election of more than ten nominees. The procedures for voting your shares in accordance with these options are summarized below:

Shareholder of Record: Shares Registered in Your Name

If you hold shares of Common Stock of record as of the Record Date, you may vote in person at the 2026 Annual Meeting or vote by proxy using the enclosed proxy card or via telephone, or the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the 2026 Annual Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of shareholders eligible to vote at the 2026 Annual Meeting will be available for inspection at the 2026 Annual Meeting and for a period of ten days prior to the 2026 Annual Meeting during regular business hours at our principal executive offices, which are located at 244 5th Avenue, Second Floor, Suite 2821, New York, New York 10001.

●	To vote by submitting a proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the 2026 Annual Meeting, we will vote your shares as you direct.

●	To submit a proxy via the Internet or telephone, follow the “Vote by Internet” or “Vote by Telephone” instructions on the accompanying proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to cause your shares to be voted by telephone or over the Internet by following instructions provided by your broker or bank. To vote in person at the 2026 Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

What are the voting requirements to approve each of the proposals?

The following votes are required for approval of the proposals being presented at the 2026 Annual Meeting:

PROPOSAL	ITEM	VOTE REQUIRED FOR APPROVAL	VOTING OPTIONS	EFFECT OF ABSTENTIONS (OR THE WITHHOLDING OF AUTHORITY)	EFFECT OF BROKER NON-VOTES
1	Election of Directors Proposal	Plurality - the ten director nominees who receive the most “FOR” votes will be elected to serve on the Board	“FOR” “WITHHOLD”	No effect	No effect
2	Auditor Ratification Proposal	Number of votes cast in favor exceeds number of votes cast in opposition	“FOR” “AGAINST” “ABSTAIN”	No effect	No broker non-votes expected; shares are voted by brokers in their discretion
3	Executive Compensation Proposal	Number of votes cast in favor exceeds number of votes cast in opposition	“FOR” “AGAINST” “ABSTAIN”	No effect	No effect

How many shares are outstanding and how many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you hold as of the Record Date. As of the Record Date, 2,337,738 shares of Common Stock were issued and outstanding.

What is a quorum for purposes of conducting the 2026 Annual Meeting?

Conducting business at the meeting requires a quorum. The presence in person or by proxy of the holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of our voting stock is necessary to constitute a quorum at the 2026 Annual Meeting. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or, in the case of a beneficial owner, one is submitted on your behalf by your broker, bank or other nominee) or if you attend the 2026 Annual Meeting in person. Broker non-votes (which result when your shares are held in “street name”, and you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares) are treated as present for purposes of determining whether a quorum is present at the meeting. In the absence of a quorum the shareholders so present may, by majority vote, adjourn the meeting to a day, time and place as determined by the chairman of the meeting until a quorum shall attend.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each of the nominees named in this proxy statement for election to the Board (Proposal No. 1); “FOR” the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 2); “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 3); and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment to the extent authorized by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the election of each of the nominees named in this proxy statement for election to the Board (Proposal No. 1), “FOR” ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 2), “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 3), and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment to the extent authorized by Rule 14a-4(c) of the Exchange Act. Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this proxy statement.

Who is paying for this proxy solicitation?

We will bear the cost of distributing and solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares as of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one set of proxy materials?

You may receive more than one set of proxy materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

I share the same address with another Data Storage Corporation shareholder. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce our printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Street name holders residing at the same address who would like to request householding of our materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Can I change or revoke my vote after submitting my proxy?

Yes. You can change or revoke your proxy at any time before the final vote at the 2026 Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date or subsequently submit another proxy to vote your shares via the Internet or via telephone, subject to the voting deadlines that are described on the Notice or proxy card, as applicable;

●	You may send a timely written notice that you are revoking your proxy to us at 244 5th Avenue, Second Floor, Suite 2821, New York, New York 10001, Attn: Chief Executive Officer; or

●	You may attend the 2026 Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your last vote is the one that is counted. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Who will count the votes?

One or more inspectors of election will tabulate the votes.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to our management and the Board.

How can I find out the results of the voting at the 2026 Annual Meeting?

Preliminary voting results will be announced at the 2026 Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed after the 2026 Annual Meeting.

What if other matters come up at the 2026 Annual Meeting?

At the date of this proxy statement, we do not know of any matters to be properly presented at the 2026 Annual Meeting other than those referred to in this proxy statement. If any matter not described in this proxy statement is properly presented for a vote at the meeting, the persons named in the accompanying proxy card, or their duly authorized substitutes, will be authorized to vote on such matters or otherwise act thereon in accordance with their best judgment to the extent authorized by Rule 14a-4(c) of the Exchange Act.

When are shareholder proposals and director nominations due for next year’s Annual Meeting?

Shareholders who intend to present proposals for inclusion in next year’s proxy materials at the 2027 Annual Meeting of Shareholders (the “2027 Annual Meeting”) under SEC Rule 14a-8 must ensure that such proposals are received by our Corporate Secretary in writing not later than March 18, 2027, at Data Storage Corporation at 244 5th Avenue, Second Floor, Suite 2821, New York, New York 10001. If you wish to submit a proposal (including a director nomination) at the 2027 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 4, 2027. If such meeting date is not within 30 days of the anniversary of the 2026 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.

See “Shareholder Proposals For the 2027 Annual Meeting.”

CORPORATE GOVERNANCE

Board of Directors

The following table sets forth the names, ages, and positions of our directors. Executive officers are elected annually by our Board of Directors. Each executive officer holds his office until he resigns, is removed by the Board, or his successor is elected and qualified. Each director holds his office until his successor is elected and qualified or his earlier resignation or removal.

Name	Age	Position	Director Since
Charles M. Piluso	72	Chairman of the Board, Chief Executive Officer	2008
Harold J. Schwartz	61	Director, Former President	2016
Thomas C. Kempster	59	Director, Former Executive Vice President	2016
John Argen	72	Director	2008
Lawrence A. Maglione, Jr.	64	Director	2008
Matthew Grover	58	Director	2019
Todd A. Correll	58	Director	2019
Clifford Stein	69	Director	2024
Nancy M. Stallone	65	Director	2024
Uwayne A. Mitchell	43	Director	2024

Set forth below is information regarding our directors.

Charles M. Piluso, Chairman of the Board and, Chief Executive Officer

Charles M. Piluso has served as Chairman of the Board and Chief Executive Officer of Data Storage Corporation since 2008. He also served as our Treasurer from 2020 until 2024. In 2001, he co-founded CloudFirst Technologies Corporation (“CloudFirst”), a subsidiary of Data Storage Corporation, the business of which we recently sold in September 2025. Mr. Piluso has served as a member of the board of Directors of CloudFirst since 2001 and as its Chief Executive Officer since September 2025. Previously, he founded North American Telecommunication Corporation, a facilities-based Competitive Local Exchange Carrier, serving as Chairman and President from 1997 to 2000. From 1990 to 1997, he was Chairman and Founder of International Telecommunications Corporation, a facilities-based international carrier licensed by the Federal Communications Commission. ITC was part of a consolidation strategy that went public in 1997 for $800 million. Piluso holds a bachelor’s degree, a Master of Arts in Political Science and Public Administration, and a Master of Business Administration from St. John’s University. He was an Instructor at St. John’s University’s College of Business from 1986 to 1988. He served on the Board of Trustees of Molloy College from 2001 to 2013, the Board of Governors at St. John’s University from 2001 to 2016, and is a Governor Emeritus. He currently serves on the Board of Advisors for the Nassau County Police Department Foundation.

We believe that Mr. Piluso is qualified to serve as a member of our Board due to his technical expertise and management experience of technology and communications companies.

Harold J. Schwartz, Director

Mr. Schwartz has served as a member of our Board since December 2016 and served as Treasurer from 2016 to 2020. He also served as our President, beginning 2016, and as CloudFirst’s President, beginning July 2022, until our sale of the CloudFirst business in September 2025 (although he did not officially resign from such positions until February 2026). Since the sale of CloudFirst business in September 2025, Mr. Schwartz has been employed as the President of the entity that acquired such business, which is a subsidiary of Total Server Solutions Holdings, LLC. From 1994-2016, Mr. Schwartz served as vice president of ABC Services, Inc., which he co-founded. He has been responsible for the strategic direction, operations, business development of ABC and other companies. Over the past three decades, Mr. Schwartz has used his expertise in IBM business systems, business continuity, and cybersecurity helping organizations increase IT performance, protect their data and reduce costs. In addition, Mr. Schwartz is the founder of Systems Trading, Inc., a technology leasing company established in 1997, where Mr. Schwartz serves as the company’s CEO and president. Prior to founding these two businesses, Mr. Schwartz worked with other IBM business partners and an equipment leasing company. Mr. Schwartz earned his bachelor’s degree in business from California State University in San Bernardino.

We believe that Mr. Schwartz has the leadership and qualifications to serve as a member of our Board due to his experience in marketing, sales and business development and his deep knowledge of the industry.

Thomas C. Kempster, Director

Mr. Kempster served as our Executive Vice President beginning December 2016 until our sale of the CloudFirst business in September 2025 and serves as a member of our Board since December 2016. He also served as the Chief Experience Officer (CXO) of our CloudFirst subsidiary from January 2024 until our sale of the CloudFirst business in September 2025, when he retired. Prior to these positions, Mr. Kempster served as the Chief Executive Officer of Flagship until 2024 and our President of Service Delivery until 2021. Prior to joining us, Mr. Kempster founded ABC Services in 1994 and served as its President until 2016. ABC Services provided Managed Services, equipment, software sales and specialized in IBM Power systems. In 2012, ABC Services launched a joint venture with us to provide IaaS and Disaster Recovery-as-a- Service (DRaaS) to IBM Power system customers in North America. The joint venture formed was SIAS. In 2016, ABC Services was acquired by us.

We believe that Mr. Kempster is qualified to serve as a member of our Board because of his practical experience in a broad range of competencies including his industry experience.

John Argen, Director

Mr. Argen has served as a member of our Board since October 2008. Mr. Argen is a Business Consultant and Developer specializing in the information technology, telecommunications, and construction industries. He is a seasoned professional that brings over 40 years of experience and entrepreneurial success from working with small business owners to Fortune 500 firms. Mr. Argen has been a board director on several companies as well as a charity organization. From 1992 to 2003, Mr. Argen was the CEO and founder of DCC Systems, a privately held nationwide Technology Design / Build Construction Development and Consulting Solutions firm. Mr. Argen built DCC Systems from the ground up, re-engineering the firm several times to meet the needs of its clientele and enabling DCC Systems to produce gross revenues exceeding 100 million dollars in 2000. Mr. Argen has been a guest speaker at numerous corporate seminars and industry shows. He has been featured on NBC’s “Business Now” which accredited his Technology Construction Management methodology as an innovative process for implementing high tech projects on time and within budget. Before DCC Systems Mr. Argen held senior management positions at ITT/Metromedia (15 years) and was VP of Engineering & Operations at DataNet, a Wilcox & Gibbs company (2 years). Throughout his corporate tenure he has worked in Operations, Marketing, Systems Engineering, Telecommunications, and Information Technology. In a career that spans 40 years he has had full responsibility for technology related and construction projects worth over a billion dollars. Mr. Argen graduated from Pace University with a BPS in Finance. His commitment to continued education is reflected in his completion of over 2,000 hours of corporate-sponsored courses. Mr. Argen also holds a Federal Communication Commission (FCC) Radio Telephone 1st Class License.

We believe that Mr. Argen is qualified to serve as a member of our Board because of his practical experience in managing the growth of companies, including technology and communication companies, and his general knowledge and experience of the industry.

Lawrence A. Maglione, Jr., Director

Mr. Maglione has served as a member of our Board since October 2008. He has also been a director of CloudFirst since August 29, 2001. Mr. Maglione has been a partner in the accounting firm Eisner & Maglione CPAs, LLC since January 2007. Mr. Maglione, a co-founder of our Company, is a financial management veteran with more than 40 years of experience. Prior to joining us in 1991, Mr. Maglione was a co-founder of North American Telecommunications Corporation (“NATC”), a local telecommunications service provider which provides local and long-distance services and data connectivity to small and medium-sized businesses, where Mr. Maglione served as NATC’s Chief Financial Officer and Executive Vice President from September 1997 through January 2001 where he was responsible for all finance, legal and administration functions. Prior to NATC, Mr. Maglione spent over 14 years in public accounting, and he brings a broad range of experience related to companies in the technology, retail services and manufacturing industries. Mr. Maglione holds a Bachelor of Science degree in Accountancy from Hofstra University, a Master of Science in Taxation from LIU Post, and is a Certified Public Accountant. Mr. Maglione is a member of the New York State Society of CPAs.

We believe that Mr. Maglione is qualified to serve as a member of our Board because of his practical accounting knowledge, leadership experience and general industry familiarity.

Todd A. Correll, Director

Mr. Correll previously served as a member of our Board from August 2014 until September 6, 2017, and then was reappointed to serve as a director on November 5, 2019. Mr. Correll has served as a financial and operations executive consultant and board member for SACo, a leading online retail operation. From 2001 through 2017, Mr. Correll founded and served as CEO of Broadsmart Florida, Inc. (“Broadsmart”), a facility-based VoIP carrier. Under Mr. Correll’s leadership as its CEO, Broadsmart grew from a local phone company to a nationwide carrier delivering IP based dial tone, broadband and ancillary services. Broadsmart was acquired by Magic Jack in 2016 for $42 million, and Mr. Correll continued to serve as its CEO until 2017. Mr. Correll attended Syracuse University. Mr. Correll holds a pilot’s license.

We believe that Mr. Correll’s experience, particularly in the telecommunications and technology sectors, along with his proven track record of leadership and strategic insight, make him an invaluable addition to our Board, contributing to our continued growth and success.

Matthew Grover, Director

Mr. Grover has served as a member of our Board since November 5, 2019. Mr. Grover recently retired from a 23 year career at Altice USA, where he held various leadership positions, with his most recent position being Chief Revenue Officer (CRO). Altice USA is one of the largest broadband communications and video services providers in the United States, delivering broadband, pay television, mobile, proprietary content and advertising services to approximately 4.9 million residential and business customers across 21 states through its Optimum and Suddenlink brands. The company operates an advanced advertising and data business, which provides audience-based, multiscreen advertising solutions to local, regional and national businesses and advertising clients. Altice USA also offers hyper-local, national, international and business news through its News 12 and i24NEWS networks. Mr. Grover began his 23-year Altice USA career in 2001 when he joined Altice USA’s Lightpath division as Director of Sales Planning. Since then, he has held various positions with increasing responsibilities. In 2010 Mr. Grover assumed the position of Vice President and General Manager of Optimum West Commercial Services, overseeing sales and sales operations in the Rocky Mountain States of Montana, Wyoming, Colorado, and Utah, until it was sold to Charter Communications in August 2013. From 2013 to 2018, he was Senior Vice President of Commercial Sales, Product, and Marketing. Prior to joining Altice USA, Mr. Grover held various management positions over the course of nearly ten years, including Vice President of Sales at North American Telecom, Global Account Manager at AT&T in Los Angeles, CA, and District Sales Manager at AT&T in New York, New York. He serves on our Advisory Board and is a former member of the Board of Trustees at Molloy College in Rockville Centre, New York. Mr. Grover attained his BA in Economics from Stony Brook University and earned his MBA from the University of Southern California.

We believe that Mr. Grover is qualified to serve as a member of our Board because of his practical experience in a broad range of competencies including his public company experience.

Clifford Stein, Director

Mr. Stein was appointed to the board of directors on January 12, 2024, and is the Chief Executive Officer of Savitar Realty Advisors, a real estate investment and advisory firm founded by him in 1988. Savitar, along with its affiliates, invests in and manages real estate projects in many areas of the US, and develops and invests in oil and gas properties in the Northern US, and provides consulting and management services to lenders and financial institutions on nonperforming real estate assets. He is an attorney and has been a member of the Florida Bar Association since 1982. Mr. Stein has acted as an expert witness in various litigation matters involving real estate transactions and has been appointed as a Receiver, an Examiner and a Trustee in state and federal courts. Mr. Stein previously served on our board of directors from June 2010 to November 2020.

We believe that Mr. Stein is qualified to serve as a member of our Board because of his leadership and legal experience.

Nancy M. Stallone, Director

Nancy Stallone is Executive Vice President, Corporate Treasurer and Assistant Corporate Secretary at Comtech Telecommunications Corp., a Nasdaq-listed company, a leading provider of satellite and space communications technologies, terrestrial and wireless network solutions, Next Generation 911 (NG911) emergency services, and cloud native capabilities to commercial and government customers around the world. Prior, she was Vice President of Finance from 2006 to 2016 and Corporate Secretary through October 2023. Prior to joining Comtech, Ms. Stallone served in key leadership financial positions including, from 2004 to 2006, Vice President, Internal Audit at Atkins Nutritionals, Inc., a diet program provider, and prior Chief Financial Officer of North America for Techpack America, Inc., a division of Albéa Group, a global packaging manufacturer and wholesaler. Previously, Ms. Stallone was Senior Manager at the accounting firm Deloitte & Touche LLP, where she served a number of public and private companies in the manufacturing, distribution and service industries. Ms. Stallone is a Certified Public Accountant in New York State and holds a Bachelor of Science in Accounting from Long Island University and an Executive MBA from St. Joseph’s University, where she previously served as an adjunct professor in accounting.

We believe that Ms. Stallone is qualified to serve as a member of our Board because of her accounting and business experience.

Uwayne A. Mitchell, Director

Mr. Mitchell was appointed to our Board of Directors on March 5, 2024, and has served since December 2021 as privacy counsel to Riskonnect Inc. providing privacy legal advice on business projects and initiatives. From April 2021 until December 2021, he served as counsel to the data privacy team at The Government Employees Insurance Company (GEICO). From May 2018 until April 2021, he was an associate at the Law Office of Goldstein, Flecker & Hopkins. In 2005, upon graduation from New York Institute of Technology, Mr. Mitchell worked for us as a computer technician. In 2009, he worked full-time for us during the day and attended law school at St. John’s Law School, evening division, at night. Mr. Mitchell holds a Juris Doctor from St. John’s University School of Law.

We believe that Mr. Mitchell is qualified to serve as a member of our Board because of his industry and legal experience.

Director Independence

Under the rules of the Nasdaq Stock Market, independent directors must comprise a majority of our Board of Directors. The Listing Rules of the Nasdaq Stock Market (the “Nasdaq Listing Rules”), as well as those of the SEC, impose several requirements with respect to the independence of our directors. Our Board of Directors conducts an annual review of its proposed composition, the composition of its proposed committees and the independence of each director in accordance with these rules. With the exception of Charles M. Piluso, Harold J. Schwartz and Thomas C. Kempster, our Board determined, that all of our directors are independent, in accordance with the Nasdaq Listing Rules. Our Board has determined that, under the Nasdaq Listing Rules, Charles M. Piluso is not independent due to his role as our Chief Executive Officer and, Harold J. Schwartz and Thomas C. Kempster are not independent directors because they were our employees or employees of our subsidiaries.

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined each of that John Argen, Nancy M. Stallone, Matthew Grover, Todd A. Correll, Clifford Stein, Lawrence A. Maglione, Jr. and Uwayne Mitchell do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq Listing Rules and the SEC. In making this determination, our Board of Directors considered relationships that each director has with us, and the transactions described in Part III, Item 13 – Certain Relationships and Related Transactions, and Director Independence, including, without limitation, the fees paid to Eisner and Maglione CPA’s LLC, of which Mr. Maglione is a partner, as well as the consulting fees paid to Matthew Grover, and concluded that such relationships do not interfere with the exercise of independent judgment.

Our Board has also determined that: John Argen (Chair), Clifford Stein and Nancy M. Stallone are independent under the Nasdaq Listing Rules’ independence standards for the members of our Board’s audit committee (the “Audit Committee”); Matthew Grover (Chair) and Todd A. Correll are independent under the Nasdaq Listing Rules independence standards for the members of our Board’s compensation committee (the “Compensation Committee”); and Lawrence A. Maglione, Jr. (Chair) and John Argen are independent under the Nasdaq Listing Rules’ independence standards for the members of our Board’s Nominating & Corporate Governance committee (the “Nominating & Corporate Governance Committee”).

Term of Office

Our directors are elected for one-year terms to hold office until the next annual meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our Board and hold office until removed by the Board.

Board Leadership Structure and Role in Risk Oversight

Charles M. Piluso serves as both Chairman of the Board and Chief Executive Officer. The Board believes that combining these roles is effective and appropriate for the Company at this time given Mr. Piluso’s history as a co-founder, his knowledge of the Company’s operations and strategic alternatives, and the efficiency of unified leadership during the Company’s current strategic repositioning. The Board does not have a formally designated lead independent director; however, seven of our ten directors are independent, independent directors chair each of the Board’s standing committees, and the independent directors meet in executive session without management at least twice per year. The Board periodically reviews its leadership structure and may make changes if it determines that a different structure would better serve shareholders.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to technological uncertainty and our strategic repositioning, as more fully discussed under “Risk Factors” in our 2025 Annual Report. Management is responsible for the day-to-day management of risk that we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk management oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through the Board’s Cybersecurity and Risk Committee, which oversees cybersecurity, information technology and enterprise risk but the full Board has retained responsibility for general oversight of risks.

Additionally, the Audit Committee oversees financial reporting, internal control and related party transaction risk; the Compensation Committee oversees risks arising from compensation policies and practices; and the Mergers & Acquisitions Committee oversees risks associated with strategic transactions. Management reports regularly to the Board and its committees on material risks and mitigation activities. The Board believes its leadership structure supports effective risk oversight because it combines the Chairman’s operating knowledge with active, independent committee-level supervision.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has a standing Audit Committee, Compensation Committee, Nominating & Corporate Governance Committee, Mergers & Acquisitions Committee, Cybersecurity and Risk Committee and Strategic Business Development Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	Mergers & Acquisitions Committee	Cybersecurity and Risk Committee
John Argen	Chair	—	Member	Member	—
Todd A. Correll	—	Member	—	Member	—
Matthew Grover		Chair	—	—	Chair
Lawrence A. Maglione, Jr.	—	—	Chair	Chair	—
Charles M. Piluso	—	—	—	—	—
Harold J. Schwartz	—	—	—	—	—
Thomas C. Kempster	—	—	—	—	—
Clifford Stein	Member	Member	—	—	—
Nancy M. Stallone	Member	—	—	—	—
Uwayne A. Mitchell	—	—	—	—	Member

 Audit Committee

We have an Audit Committee consisting of non-executive directors each of whom the Board has determined is an independent director within the meaning of the rules and regulations of the Nasdaq Stock Market and Rule 10A-3 under the Exchange Act. The Audit Committee members are: John Argen (Chair), Clifford Stein and Nancy M. Stallone. The Board has determined that Nancy M. Stallone is an “Audit Committee Financial Expert” as defined by SEC rules and regulations. The Audit Committee operates pursuant to a written charter adopted by the Board, which is available on our website at www.dtst.com. The charter describes in more detail the nature and scope of responsibilities of the Audit Committee. The primary purpose of the audit committee is to oversee the accounting and financial reporting processes and the audit of our financial statements. Specifically, the audit committee has the following duties and responsibilities:

●	select and hire the independent registered public accounting firm to audit our financial statements;

●	help to ensure the independence and performance of the independent registered public accounting firm;

●	approve audit and non-audit services and fees;

●	review financial statements and discuss with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

●	prepare the audit committee report that the SEC requires to be included in our annual proxy statement;

●	review reports and communications from the independent registered public accounting firm;

●	review and discuss with management the quality and adequacy of our internal controls;

●	review and discuss with management our policies on audit risk assessment related to internal accounting controls and other financial reporting practices;

●	review and approve related party transactions; and

●	establish and oversee procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee

We have a Compensation Committee consisting of non-executive directors, each of whom the Board has determined is an independent director pursuant to the Nasdaq Listing Rules and an ‘outside director’ as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. The Compensation Committee members are Matthew Grover (Chair), Todd A. Correll, and Clifford Stein. The Compensation Committee operates pursuant to a written charter adopted by the board of directors, which is available on our website at www.dtst.com. The charter describes in more detail the nature and scope of responsibilities of the Compensation Committee. Our compensation committee is appointed by the Board to discharge the Board’s duties and responsibilities related to compensation of our directors and executive officers and, if requested, to oversee the management of retirement savings and health and welfare plans. The compensation committee also:

●	oversees our overall compensation philosophy and composition of the peer company community used for market comparison;

●	reviews and approves the corporate goals and objectives with respect to compensation of the Chief Executive Officer and evaluates his or her performance in light of such goals and objectives;

●	reviews and sets or makes recommendations to the Board regarding compensation of executive officers other than the Chief Executive Officer;

●	administers the clawback policy;

●	prepares the compensation committee report that the SEC would require to be included in our annual proxy statement if we were no longer deemed to be an emerging growth company or a smaller reporting company; and

●	reviews and makes recommendations to the Board regarding compensation for non-employee directors.

Nominating & Corporate Governance Committee

We have a Nominating & Corporate Governance Committee consisting of non-executive directors, each of whom the Board has determined is an independent director pursuant to the Nasdaq Listing Rules. The Nominating & Corporate Governance Committee members include Lawrence A. Maglione, Jr. (Chair) and John Argen. The Nominating & Corporate Governance Committee operates pursuant to a written charter adopted by the board of directors, which is available on our website at www.dtst.com. The charter describes in more detail the nature and scope of responsibilities of the Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee assists the Board in reviewing and recommending nominees for election as directors. Specifically, the Nominating & Corporate Governance Committee:

●	sets the general criteria for nomination to the Board;

●	identifies individuals qualified to become members of the Board and ensures that the Board has the requisite expertise with sufficiently diverse and independent backgrounds and makes recommendations to the Board regarding the nominees for election at the next annual meeting of shareholders;

●	reviews annually the purpose of the committees of the Board and recommends to the Board any changes deemed necessary or desirable to the purpose of the committees or the composition thereof;

●	evaluates the adequacy of our corporate governance guidelines; and

●	evaluates the performance of the Board, its committees and our management.

The Nominating & Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having high moral character. The Nominating & Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our shareholders. However, the Nominating & Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, our operating requirements and the long-term interests of our shareholders. In conducting this assessment, the Nominating & Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given our current needs and the needs of the Board of Directors, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominating & Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating & Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating & Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating & Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating & Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

The Nominating & Corporate Governance Committee will consider director candidates recommended by shareholders. Shareholders wishing to directly recommend candidates for election to the Board of Directors at an annual meeting of shareholders must do so by giving notice in writing to our Corporate Secretary, Data Storage Corporation, 244 5th Avenue, Second Floor, Suite 2821, New York, New York 10001, providing the required information as set forth in the Nominating & Corporate Governance Committee Charter. The Nominating & Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a shareholder.

We do not have a formal diversity policy. However, the Nominating & Corporate Governance Committee evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent shareholder interests through the exercise of sound business judgment and diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills, and backgrounds, in addition to, among other characteristics, high standards of personal and professional ethics, proven records of success in their respective fields, and valuable knowledge of our business and industry.

Mergers & Acquisitions Committee

We have a mergers and acquisitions committee (the “M&A Committee”) consisting of independent non-executive directors. The M&A Committee members are Lawrence A. Maglione, Jr. (Chair), John Argen, and Todd A. Correll.

Cybersecurity and Risk Committee

We have a cybersecurity and risk committee (the “Cybersecurity and Risk Committee”) consisting of independent non-executive directors. The Cybersecurity and Risk Committee members are Matthew Grover (Chair) and Uwayne A. Mitchell. Specifically, the Cybersecurity and Risk Committee has the following responsibilities and duties related to cybersecurity oversight and risk management:

Cybersecurity Oversight:

●	Review and approve our cybersecurity strategy and policies.

●	Review with management our cybersecurity threat landscape, risks, and data security programs, and our management and mitigation of cybersecurity risks and potential breach incidents

●	Oversee the establishment and maintenance of a cybersecurity governance framework.

●	Review reports on significant cybersecurity incidents and the responses to those incidents.

Risk Management:

●	Oversee our overall risk management framework and policies.

●	Review and assess major financial, operational, compliance, reputational, and strategic risks.

●	Ensure integration of risk management with corporate strategy and compliance.

●	Review reports and key metrics from management on our cybersecurity, technology and information systems and related risk management programs.

The Cybersecurity and Risk Committee also has certain responsibilities and duties related to compliance and reporting, vendor and third-party risk management, and education of our Board related to regular updates on cybersecurity and risk management trends, threats and best practices.

Strategic Business Development Committee

In May 2026, we formed the Strategic Business Development Committee consisting of non-executive independent directors. The Strategic Business Development Committee members are Matthew Grover (Chair) and Lawrence A. Maglione, Jr. The purpose of the Strategic Business Development Committee is to assist our Chief Executive Officer and management in identifying, evaluating, prioritizing, and advancing business development opportunities, strategic partnerships, commercial relationships, channel opportunities, technology relationships, market-entry initiatives, and new business initiatives.

Family Relationships

One full-time employee is the son of and directly reports to John Camello, President of Nexxis.

Code of Ethics

We have adopted a Code of Ethics and Conduct applicable to our Directors, Officers, and Employees. A copy of our Code of Ethics and Conduct is available on our website at www.dtst.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Capital Market rules concerning any amendments to, or waivers from, any provision of the Code of Ethics and Conduct. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement.

Shareholder Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, Data Storage Corporation, 244 5th Avenue, Second Floor, Suite 2821, New York, New York 10001. Our Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. Our Secretary will review all communications before forwarding them to the appropriate Board member.

Meetings and Attendance

The Board of Directors held 18 meetings in 2025; the Audit Committee held nine meetings in 2025; the Compensation Committee held seven meetings in 2025; the Mergers & Acquisitions Committee held two meetings in 2025; the Nominating & Corporate Governance Committee held one meeting in 2025 and the Cybersecurity and Risk Committee held no meetings in 2025. The Strategic Business Development Committee did not hold any meetings in 2025 because it was not formed until May 2026. Each director who served as a director during 2025 participated in 75% or more of the meetings of the Board of Directors and of the committees on which he or she served during the year ended December 31, 2025 (during the period that such director served).

The independent directors regularly meet in executive session at meetings of the Board without members of management, at least twice per year.

We encourage all of our directors to attend our annual meeting of shareholders. Nine directors attended our 2025 Annual Meeting of Shareholders in person.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted a Related Party Transaction Policy, which sets forth policies and procedures for review, approval and monitoring of transactions involving us and “related persons” (directors and executive officers or their immediate family members, or shareholders owning 5% or greater of our outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant rules of the SEC. Pursuant to its charter, our Audit Committee reviews, on an on-going basis, potential conflicts of interest and, if appropriate, approves all of our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” means those transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K. Pursuant to the Related Party Transaction Policy, management shall present to the Audit Committee information regarding actual or potential Related Party Transactions and, upon review of the material facts presented, the Audit Committee may approve or disapprove of entry into the Related Party Transaction. The Audit Committee may also disapprove of a previously entered into Related Party Transaction and may require that management take all reasonable efforts to terminate, unwind, cancel, or annul the Related Party Transaction. The Related Party Transaction Policy also sets forth certain Related Party Transactions which shall be deemed to have been reviewed and approved in advance by the Audit Committee pursuant to standing pre-approval thereof.

Disclosure of Commission Position on Indemnification of Securities Act Liabilities

Our directors and officers are indemnified as provided by the Nevada corporate law and our bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act requires that our directors and executive officers and persons who beneficially own more than 10% of our Common Stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our Common Stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that the following reports were untimely: Form 4 filed by each of Uwayne Mitchell, Lawrence Maglione, Todd Correll, Charles Piluso, Harold Schwartz, John Argen, Nancy Stallone, Matthew Grover and Clifford Stein on June 11, 2025, each of which reported one transaction.

Insider Trading Policy

We have adopted a second amended and restated insider trading policy (the “Trading Policy”) that is designed to promote compliance with federal securities laws, rules and regulations, as well as the rules and regulations of the Nasdaq Stock Market. The Trading Policy prohibits trading in certain circumstances and applies to us and all of our directors, officers and employees as well as anyone associated with us who has access to our material nonpublic information (the “Covered Persons”). It sets forth our standards on trading and causing the trading of our securities or securities of other publicly traded companies while in possession of material nonpublic information and provides that all Covered Persons shall not purchase securities or other financial instruments, or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation to, or held directly or indirectly by, those persons. The Insider Trading Policy also incorporates anti-pledging provisions. Consequently, no employee, executive officer or director may enter into a hedge or pledge of our Common Stock, including short sales, derivatives, put options, swaps and collars. Additionally, our Trading Policy imposes special additional trading restrictions applicable to all of our directors, executive officers and key employees. The Trading Policy is annexed to our 2025 Annual Report as an exhibit and the full text of the Trading Policy is available on our website at www.dtst.com.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our executive officer who is not a member of the Board of Directors.

Name	Current Age	Position	Served as an Officer Since
Chris H. Panagiotakos	53	Chief Financial Officer	2021

Chris H. Panagiotakos, Chief Financial Officer

Mr. Panagiotakos assumed the role of Chief Financial Officer for the Company on May 18, 2021. Additionally, he assumed the role of Treasurer in 2024. Prior to joining us, he served as the Vice President, Corporate Controller of Cineverse Corp., formerly Cinedigm Corp., from April 2017 to March 2021. In this capacity, he oversaw the company’s accounting function, managed external audits, ensured compliance, and implemented controls while also focusing on staff training and development. Preceding his tenure as Vice President, Corporate Controller, Mr. Panagiotakos held the position of Corporate Assistant Controller at Cinedigm Corp. from October 2013 to April 2017. With over 26 years of experience in public company accounting, Mr. Panagiotakos brings a wealth of expertise to our financial leadership team. His extensive background includes various roles within the accounting department at Young Broadcasting Inc. from September 2004 to October 2013, including serving as Controller of one of its divisions and as Assistant Corporate Controller. Mr. Panagiotakos is a Certified Public Accountant and holds a Bachelor of Business Administration in Accounting from Bernard M. Baruch College, as well as a Master of Business Administration from Texas A&M University-Commerce. His comprehensive knowledge and proficiency in public company accounting matters make him a valuable asset to our financial operations.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to our named executive officers during the fiscal years ended December 31, 2025 and December 31, 2024, in all capacities for the accounts of our executive officers, including the Chief Executive Officer.

Summary Compensation Table

Name & Principal Position	Year	Salary		Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation	All Other Compensation (4)	Total

Charles M. Piluso,	2025	$250,000		$250,000	$97,375	$31,084	—	$19,306	$647,765
Chief Executive Officer and Chairman of the Board	2024	$250,000		$200,000	$50,000	$34,907	—	$17,298	$552,205

Harold Schwartz,	2025	$171,000	(3)	$121,301	—	—	—	$23,319	$315,620
Former President	2024	$245,000		$175,000	$50,000	$34,907	—	$27,368	$532,275

Chris H. Panagiotakos,	2025	$235,000		$208,750	$29,375	$29,374	—	$60	$502,559
Chief Financial Officer and Treasurer	2024	$235,000		$100,625	$53,052	$52,967	—	$9,073	$450,717

(1)	We follow the requirements of FASB ASC 718-10-10, Share-Based Payments with regards to stock-based compensation issued to employees and non-employees. Please see Note 2 to Consolidated Financial Statements included in our 2025 Annual Report for more information regarding the valuation assumptions used in determining such amounts. These amounts do not correspond to the actual value that may be realized upon vesting or exercise of such awards.
(2)	The valuation methodology used to determine the fair value of the options issued during the year is the Black-Scholes option-pricing model. Please see Note 2 to Consolidated Financial Statements included in our 2025 Annual Report for more information.
(3)	Mr. Schwartz only received salary payments until September 11, 2025 when the CloudFirst business was sold. However, he did not officially resign as our President until February 12, 2026.
(4)	All other compensation consists of Employer portion of health insurance and 401k match.

Outstanding Equity Awards at Fiscal Year-End December 31, 2025

The following table sets forth information concerning the number of shares of Common Stock underlying outstanding equity awards for each of our named executive officers as of December 31, 2025:

Option Awards						Stock Awards
Name	Option Or RSU Grant Date	Number of Securities Underlying Unexercised Options (#)Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($)
Charles M. Piluso
(1)	3/1/2023	29,412	—	$1.96	2/28/2028	—	—
(1)	3/28/2023	28,249	—	$1.77	3/27/2028	—	—
(1)	1/2/2024	15,528	—	$3.22	1/2/2029	—	—
(1)	1/17/2025	13,748	—	$4.59	1/17/2030

Harold J. Schwartz (2)

Chris Panagiotakos
(1)	3/1/2023	14,706	—	$1.78	2/28/2033	—	—
(1)	3/28/2023	16,693	—	$1.61	3/27/2033	—	—
(1)	1/2/2024	19,198	—	$2.93	1/2/2034	—	—
(1)	1/17/2025	8,019	—	$4.18	1/17/2035

(1)	These option awards vested 33.33% on each of the one- year, two- year and three- year anniversary following the grant date. As of September 11, 2025 all options were fully vested.
(2)	Mr. Schwartz did not have any outstanding equity awards as of December 31, 2025.

Compensation Philosophy

Our executive compensation program is designed to attract and retain the leadership necessary to execute the Company’s strategy and to align a substantial portion of executive pay with outcomes that benefit shareholders. The program has three components: base salary; an annual cash bonus determined by the Compensation Committee; and equity awards, including performance stock units that vest only upon achievement of market capitalization milestones or the completion of qualifying acquisitions.

In determining 2025 annual bonuses, the Compensation Committee considered the completion of the sale of our CloudFirst business for $40 million in gross proceeds, the negotiation and execution of the subsequent tender offer returning capital to shareholders, the retention of key personnel through the transition, and the Company’s cumulative total shareholder return of approximately 246% measured from December 31, 2022. The Compensation Committee determined that these outcomes represented exceptional value creation and awarded Mr. Piluso a bonus of $250,000, within his contractual range of $75,000 to $300,000, and Mr. Panagiotakos a bonus of $208,750.

In February 2026, following the Company’s strategic repositioning, the Compensation Committee recommended and the Board approved amended employment agreements for Mr. Piluso and Mr. Panagiotakos, described below. The amended agreements are structured so that the majority of Mr. Piluso’s potential compensation is contingent on the successful execution of the Company’s strategy: performance stock units vest only at $30 million, $60 million and $90 million market capitalization thresholds, and transaction bonuses are payable only upon completed acquisitions meeting minimum revenue criteria or upon completion of a reverse merger.

Executive Employment Agreements

Mr. Piluso’s Employment Agreement

On March 28, 2023, we entered into an employment agreement, as amended (the “Piluso Employment Agreement”) with Mr. Charles M. Piluso, our Chief Executive Officer. The Piluso Employment Agreement was for an initial term of three years, and was automatically renewable for consecutive one-year terms at the end of the initial term. The Piluso Employment Agreement was amended to, among other things, extend the term, as further discussed below. Mr. Piluso received an annual base salary of $225,000 for 2023, $250,000 for 2024 and 2025 and was eligible to earn a performance bonus ranging from $75,000 to $300,000. Mr. Piluso was also entitled to an equity award for a total value of $100,000 per annum, which was equally split between RSUs and stock options.

Pursuant to the Piluso Employment Agreement, Mr. Piluso was also entitled to an equity award of 75,000 performance share units (the “PSUs”), one-third (1/3) of which would have vested upon our market capitalization reaching each of (i) $35,000,000, (ii) $50,000,000 and (iii) $75,000,000 (each a “Market Cap Target”), provided, however, that no PSUs could vest earlier than March 28, 2024 and each Market Cap Target had to be maintained for at least twenty (20) trading days. The $35,000,000 Market Cap Target was achieved by September 28, 2024. In place of the 25,000 PSUs that should have been issued to Mr. Piluso, Mr. Piluso requested that 12,500 RSUs be granted to him and 12,500 RSUs to Mr. Schwartz. One-third (1/3) of the PSUs were forfeited on March 28, 2026, as a result of the $50,000,000 Market Cap Target not being achieved by such date. The remaining 25,000 PSUs will be forfeited if the $75,000,000 Market Cap Target is not achieved by September 28, 2027. If any PSUs are issued to Mr. Piluso upon our market capitalization reaching $75 million by September 28, 2027, Mr. Piluso has agreed to issue one-half of such PSUs to Harold Schwartz, with the remaining one-half issued to Mr. Piluso, which alternate equity compensation arrangement the Board has approved.

On February 13, 2026, we and Mr. Piluso entered into an amendment to the Piluso Employment Agreement (the “Amended Piluso Employment Agreement”) in accordance with the recommendation of the Compensation Committee of the Board and as approved by the Board. The Amended Piluso Employment Agreement was effective as of January 1, 2026 for an initial term of three years (the “Piluso Extended Term”), which Piluso Extended Term shall automatically be extended for successive one-year terms unless we or Mr. Piluso gives 90 days written notice of an intention not to renew prior to the expiration of the then current term (the “Employment Term”). Pursuant to the Amended Piluso Employment Agreement, Mr. Piluso’s annual base salary is $275,000 per year during the Employment Term.

Upon execution of the Amended Piluso Employment Agreement, pursuant to the terms thereof, Mr. Piluso received one-time equity awards pursuant to our 2021 Stock Incentive Plan, as amended and restated (the “Incentive Plan”), consisting of stock options to purchase up to 250,000 shares of Common Stock and 60,000 restricted stock units (“RSUs”), which stock options and RSUs vest one-third on each of May 20, 2027, May 20, 2028, and May 20, 2029. Upon our consummation of the acquisition of an entity that has $3,000,000 in trailing twelve months (“TTM”) revenue, Mr. Piluso will also receive 30,000 vested performance stock units (“PSUs”) pursuant to the Incentive Plan. He will also receive three grants of 75,000 PSUs (up to an aggregate of 225,000 PSUs), which awards will vest upon our market capitalization reaching each of: (i) $30 million, (ii) $60 million and (iii) $90 million for a period of twenty (20) trading days. Pursuant to the Piluso Amended Employment Agreement, Mr. Piluso is also eligible for: (i) an annual cash bonus ranging from 0% to 200% of his annual base salary, with a target of 100%, for each calendar year during the Employment Term; (ii) a one-time cash bonus of $100,000 for each completed acquisition of an entity that has $3,000,000 in TTM revenue; and (iii) a one-time cash bonus of $250,000 upon the completion of a reverse merger.

As our full-time employee, Mr. Piluso is also eligible to participate in our benefit programs.

Mr. Panagiotakos’ Employment Agreement

On March 28, 2023, we entered into an employment agreement, as amended (the “Panagiotakos Employment Agreement”) with Mr. Chris H. Panagiotakos, our Chief Financial Officer. The Panagiotakos Employment Agreement was for an initial term of three years, and was automatically renewable for consecutive one-year terms at the end of the initial term. The Panagiotakos Employment Agreement was amended to, among other things, extend the term, as further discussed below. Mr. Panagiotakos received an annual base salary of $215,000 for 2023, $235,000 for 2024 and 2025 and was eligible to earn a performance bonus of 25% of his base salary. Mr. Panagiotakos was also entitled to an equity award for a total value equal to 25% of his base salary per annum, which was to be equally split between RSUs and stock options, a financial achievement bonus of $45,000 and a long-term incentive bonus of stock options and RSUs equal to 25% of his base salary.

On February 13, 2026, we and Mr. Panagiotakos entered into an amendment to the Panagiotakos Employment Agreement (the Panagiotakos Employment Agreement, as amended, is referred to as the “Amended Panagiotakos Employment Agreement” and together with the Amended Piluso Employment Agreement, the “Amended Employment Agreements”), in accordance with the recommendation of the Compensation Committee of the Board and as approved by the Board. The Amended Panagiotakos Employment Agreement is effective as of January 1, 2026 for an initial term of three years (the “Panagiotakos Extended Term”), which Panagiotakos Extended Term shall automatically be extended for successive one-year terms unless we or Mr. Panagiotakos gives 90 days written notice of their intention not to renew prior to the expiration of the then current term (the “Employment Term”). Pursuant to the Amended Panagiotakos Employment Agreement, Mr. Panagiotakos’ annual base salary is $270,000 per year during the Employment Term.

Upon execution of the Amended Panagiotakos Employment Agreement by us and Mr. Panagiotakos, pursuant to the terms thereof, Mr. Panagiotakos received one-time equity awards pursuant to the Incentive Plan, consisting of stock options to purchase up to 125,000 shares of Common Stock and 60,000 RSUs, which stock options and RSUs vest one-third on each of May 20, 2027, May 20, 2028, and May 20, 2029. Mr. Panagiotakos is eligible for an annual cash bonus ranging from 0% to 200% of his annual base salary, with a target of 50%, for each calendar year during the Employment Term pursuant to the Amended Panagiotakos Employment Agreement.

As our full-time employee, Mr. Panagiotakos is eligible to participate in our benefit programs.

Termination and Change in Control

If the employment of Mr. Piluso and/or Mr. Panagiotakos (each, an “Executive”) is terminated by us for Cause (as such term is defined in the Amended Employment Agreement), we are only required to pay the Executive his base salary and accrued vacation through the last day of employment and all non-vested equity awards are automatically forfeited. If the Executive is terminated due to death, disability or resigns without Good Reason (as such term is defined in the Amended Employment Agreement), we are obligated to pay the Executive, in a single lump sum, his base salary and accrued vacation through the last day of employment, as well as a pro rata portion of his applicable annual target bonus for the fiscal year in which termination occurs, and, in the event of termination due to death or disability, the immediate vesting of all outstanding equity awards.

If the Executive is terminated, prior to the expiration of the Piluso Extended Term or the Panagiotakos Extended Term, as applicable, by us without Cause (as such term is defined in each of the Amended Employment Agreements) and not due to death or disability or by the Executive upon resignation for Good Reason (as such term is defined in each of the Amended Employment Agreements), the Executive is entitled to receive his base salary for the remainder of the Piluso Extended Term or the Panagiotakos Extended Term, as applicable, the acceleration of all outstanding equity awards, and a one-time severance payment equal to one times the base salary he was receiving at the time of termination, plus an amount equal to the pro rata portion of his last annual cash bonus he received. If the Executive is terminated by us without Cause (and not due to death or disability) or upon resignation by the Executive for Good Reason within 24 months of a Change in Control (as such term is defined Amended Employment Agreements), the Executive is entitled to receive his base salary for the remainder of the Piluso Extended Term or the Panagiotakos Extended Term, as applicable, the acceleration of all outstanding equity awards, and a one-time lump sum severance payment equal to one times the base salary he was receiving at the time of termination, plus an amount equal to the last annual cash bonus he received, irrespective of whether the Piluso Extended Term or the Panagiotakos Extended Term, as applicable, has expired at the time of the Change in Control. All severance payments are conditioned upon the execution of a general release by the Executive.

Other Employment Arrangements

We did not have a formal employment agreement with Harold J. Schwartz. His salary was determined by the Compensation Committee and was evaluated on a yearly basis. Mr. Schwartz’s annual base salary for the fiscal year ended December 31, 2022 was $171,717, which was increased to $215,000 for the fiscal year ended December 31, 2023 and $245,000 for the fiscal years ended December 31, 2024 and 2025. Mr. Schwartz was eligible to earn RSUs and stock options, in addition to a cash bonus which was determined by the Compensation Committee.

2010 Incentive Award Plan

On August 12, 2010, we adopted the Data Storage Corporation 2010 Incentive Award Plan (the “2010 Plan”) that provided for 2,000,000 shares of Common Stock reserved for issuance under the terms of the 2010 Plan; which was amended on September 25, 2013, to increase the number of shares of Common Stock reserved for issuance under the 2010 Plan to 5,000,000 shares of Common Stock; which was further amended on June 20, 2017 to increase the number of shares of Common Stock reserved for issuance under the 2010 Plan to 8,000,000 shares of Common Stock; and further amended on July 1, 2019, to increase the number of shares of Common Stock reserved for issuance under the 2010 Plan to 10,000,000 shares of Common Stock. On April 23, 2012, we amended and restated the 2010 Plan to change the name to the “Amended and Restated Data Storage Corporation Incentive Award Plan”. The 2010 Plan was intended to promote our interests by attracting and retaining exceptional employees, consultants, directors, officers and independent contractors (collectively referred to as the “Participants”) and enabling such Participants to participate in our long-term growth and financial success. Under the 2010 Plan, we had the right to grant stock options, which are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights and restricted stock awards, which were restricted shares of Common Stock (collectively referred to as “Incentive Awards”). Incentive Awards were granted pursuant to the 2010 Plan for 10 years from the Effective Date. There were 6,250 options outstanding and exercisable under the 2010 Plan as of December 31, 2025. The 2010 Plan expired on October 21, 2020, and accordingly, there are no shares available for future grants under the 2010 Plan.

2021 Stock Incentive Plan

On March 8, 2021, our Board and stockholders owning in excess of 50% of our outstanding voting securities approved and adopted the 2021 Stock Incentive Plan (the “2021 Plan”). Pursuant to the terms of the 2021 Plan we are entitled to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our Board and/or compensation committee. The 2021 Plan also allows us to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees, directors, and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our stockholders. An aggregate of 2,075,000 shares of our Common Stock may be issued under the 2021 Plan, subject to equitable adjustment in the event of future stock splits, and other capital changes. There were 217,406 options outstanding and exercisable under the 2021 Plan as of December 31, 2025.

Clawback Policy

The Board has adopted a clawback policy which allows us to recover performance-based compensation, whether cash or equity, from a current or former executive officer in the event of an Accounting Restatement. The clawback policy defines an Accounting Restatement as an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws. Under such policy, we will recoup incentive-based compensation previously received by an executive officer that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts in the Accounting Restatement.

The Board has the sole discretion to determine the form and timing of the recovery, which may include repayment, forfeiture and/or an adjustment to future performance-based compensation payouts or awards. The remedies under the clawback policy are in addition to, and not in lieu of, any legal and equitable claims available to us. The clawback policy is annexed to our 2025 Annual Report as an exhibit.

Recovery of Erroneously Awarded Compensation

In connection with the preparation of the 2025 Annual Report, we determined that a restatement (the “Restatement”) of the financial statements as appearing in our Quarterly Report on Form 10-Q for the period ended September 30, 2025, specifically our unaudited condensed consolidated balance sheets as of September 30, 2025, our unaudited condensed consolidated statement of operations for the three and nine months ended September 30, 2025, our unaudited condensed consolidated statement of shareholders’ equity for the nine months ended September 30, 2025, and our unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 2025 (collectively, the “Restated Financial Statements”), was required. As such, we conducted a clawback analysis in connection with the Restatement as required by our policies and concluded that recovery of erroneously awarded compensation was not required under the clawback policy as no excess incentive-based compensation was paid to any subject executive officer based on the financial results related to Restated Financial Statements.

Equity Compensation Policy

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. It has been our practice to grant equity awards to our officers and directors upon their appointment. We intend to issue equity grants to our officers and/or directors at the same time each year, typically in connection with our first meeting of the Board each fiscal year. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our Common Stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

During the fiscal year ended December 31, 2025, we did not award any options to a named executive officer in the period beginning four business days before the filing of an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or a Current Report on Form 8-K that disclosed material nonpublic information and ending one business day after the filing or furnishing of such reports.

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company. For the most recently completed fiscal year, we did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers (“NEOs”), to our performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. For further information regarding our compensation philosophy and how we seek to align executive compensation with our performance, refer to “Executive Compensation”.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Fiscal Year	Summary Compensation Table PEO Total(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to non-PEO NEOs(4)	Value of Initial $100 Investment Based on Total Shareholder Return (TSR) (5)	Net Income (Loss) ($ mil.)
2025	$647,765	$686,800	$409,433	$433,819	$346	$19.2
2024	$552,205	$727,751	$521,995	$677,221	$286	$0.5
2023	$603,011	$582,235	$479,892	$450,451	$195	$0.3

(1) The dollar amounts reported in column (b) are the amounts of total compensation reported for Charles M. Piluso, our principal executive officer (“PEO”), for each corresponding year in the “Total” column of the Summary Compensation Table (“SCT”). Refer to “Executive Compensation—Summary Compensation Table.”

(2) The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Piluso, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Piluso during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to Mr. Piluso’s total compensation for each year to determine the compensation actually paid.

(3) The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding our PEO) included for purposes of calculating the average amount in 2025 and 2024 are Chris H. Panagiotakos and Harold J. Schwartz. The NEOs (excluding our PEO) included for purposes of calculating the average amount in 2023 are Thomas C. Kempster and Harold J. Schwartz.

(4) The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid.

(5) Amounts included for each year reflect what the cumulative value of $100 would be, including the reinvestment of dividends, if such amount were invested on December 31, 2022.

The amounts deducted or added in calculating the equity award adjustments are as follows(a):

	2025		2024		2023
		Average		Average		Average
		Other		Other		Other
	CEO	NEOs	CEO	NEOs	CEO	NEOs
Summary Compensation Table Total	$647,765	$409,433	$552,205	$521,995	$603,011	$479,892
Less Stock Award and Option Value Reported in Summary Compensation Table for the Covered Year	$128,459	$29,375	$84,907	$97,418	$186,504	$133,988
Plus (Less) Fair value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at End of Year	$0	$0	$124,791	$143,393	$165,728	$104,547
Plus (Less) Change in Fair value of Equity Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at End of Year	$0	$0	$57,180	$53,907	$0	$0
Plus Fair Value at Vesting Date of Awards Granted and Vested During the Fiscal Year	$173,343	$61,741	$0	$0	$0	$0
Plus (Less) Change in Fair Value of Equity Awards granted in Prior Years that Vested During the Fiscal Year	$(5,849)	$(7,980)	$78,482	$55,343	$0	$0

Compensation Actually Paid	$686,800	$433,819	$727,751	$677,221	$582,235	$450,451

(a)	The valuation methodologies and assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Analysis of the Information Presented in the Pay Versus Performance Table

Our executive compensation program links a substantial portion of potential compensation to sustained increases in the Company’s market capitalization and to the completion of strategic transactions, rather than to annual accounting metrics. While we utilize several performance measures to align executive compensation with company performance, those company measures are not financial performance measures and are therefore not presented in the Pay Versus Performance table. Because “compensation actually paid” computed under Item 402(v) of Regulation S-K reflects year-over-year changes in the fair value of outstanding equity awards, it will fluctuate with our stock price and will not necessarily correspond to compensation realized by our executives in any year. Over the three-year period presented, cumulative total shareholder return, based on an initial investment of $100 on December 31, 2022, increased from $195 to $346, while compensation actually paid to our principal executive officer remained within a comparatively narrow band. The Board believes this relationship demonstrates that value creation for shareholders has substantially outpaced growth in executive compensation. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative Total Shareholder Return

The charts below show the relationship between the compensation actually paid (CAP) to our PEO and the average compensation actually paid (CAP) to our non-PEO NEOs, on the one hand, to our cumulative total shareholder return (TSR) over the three years presented in the table, on the other.

Compensation Actually Paid and Net Income

The chart below shows the relationship between the compensation actually paid (CAP) to our PEO and the average compensation actually paid (CAP) to our non-PEO NEOs, on the one hand, to our net income, on the other hand.

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

DIRECTOR COMPENSATION

Compensation of Directors

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to our non-employee directors and directors who were employees but not named executive officers during the fiscal year ended December 31, 2025.

Director Name	Fees earned or paid in cash	Stock awards(1)	Option awards (3)	Non-equity incentive plan	Non- qualified deferred compensation earnings	All other compensation		Total
Thomas C. Kempster	—	—	—	—	—	$256,602	(2)	$256,602
Lawrence A. Maglione, Jr.	$7,500	$29,998		—	—	—		$37,498
John Argen	$7,500	$29,998		—	—	—		$37,498
Matthew Grover	$7,500	$29,998		—	—	—		$37,498
Todd A. Correll	$7,500	$29,998		—	—	—		$37,498
Clifford Stein	$7,500	$29,998		—	—	—		$37,498
Nancy M. Stallone	$7,500	$29,998		—	—	—		$37,498
Uwayne A. Mitchell	$7,500	$29,998		—	—	—		$37,498

(1)	We follow the requirements of FASB ASC 718-10-10, Share-Based Payments with regard to stock-based compensation issued to employees and non-employees. Please see Note 2 to Consolidated Financial Statements included in our 2025 Annual Report for more information regarding the valuation assumptions used in determining such amounts. These amounts do not correspond to the actual value that may be realized upon vesting or exercise of such awards.
(2)	All other compensation includes $164,678 and $69,315 earned as salary and bonus, respectively, and $22,609 consisting of the Company’s portion of health insurance and 401k match by Mr. Kempster as our Executive Vice President prior to his resignation as an executive officer in September 2025.
(3)	The table below shows the aggregate number of option awards and stock awards outstanding at fiscal year-end of our non-employee directors.

Name	Number of Shares Subject to Outstanding Options as of December 31, 2025
Thomas C. Kempster	28,764
John Argen	5,000
Todd A. Correll	5,000
Matthew Grover	5,000
Lawrence A. Maglione, Jr.	5,000
Clifford Stein	5,000
Nancy M. Stallone	3,333
Uwayne Mitchell	3,333

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information, as of July 6, 2026, with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five (5%) percent; (ii) each of our named executive officers and directors; and (iii) our directors and current executive officers as a group. The information in the table below is based upon 2,337,738 shares of Common Stock outstanding as of July 6, 2026. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, the address for each person is c/o Data Storage Corporation, 244 5th Avenue, Second Floor, Suite 2821, New York, New York 10001.

Name of Beneficial Owner	Shares Beneficially Owned (1)	Percentage Ownership
Charles M. Piluso and affiliated entities (2)	250,011	10.31%
Harold J. Schwartz (3)	51,706	2.20%
Thomas C. Kempster (4)	38,764	1.63%
Lawrence A. Maglione, Jr. (5)	15,000	*
John Argen (6)	15,000	*
Matthew Grover (7)	15,000	*
Todd A. Correll (8)	31,415	1.34%%
Chris Panagiotakos (9)	99,124	4.14%
Clifford Stein (10)	15,000	*
Nancy M. Stallone(11)	13,333	*
Uwayne A. Mitchell (12)	13,333	*
All Current Executive Officers and Directors as a group (11 persons)	557,686	21.2%

*	Less than 1%

(1)	The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and accordingly, may include securities owned by or for, among others, the spouse, children, or certain other relatives of such person, as well as other securities over which the person has or shares voting or investment power or securities which the person has the right to acquire within 60 days of July 6, 2026.
(2)	Includes: (i) 163,074 shares of Common Stock owned directly by Mr. Piluso; and (ii) 86,937 shares of Common Stock underlying stock options that are immediately exercisable. Does not include 60,000 shares of Common Stock underlying RSUs, which will not vest within 60 days of July 6, 2026.
(3)	Includes 41,706 shares of Common Stock and 10,000 shares of Common Stock underlying RSUs, which will vest within 60 days of July 6, 2026.
(4)	Includes 28,764 shares of Common Stock underlying stock options that are immediately exercisable and 10,000 shares of Common Stock underlying RSUs, which will vest within 60 days of July 6, 2026.
(5)	Includes 5,000 shares of Common Stock underlying stock options that are immediately exercisable and 10,000 shares of Common Stock underlying RSUs, which will vest within 60 days of July 6, 2026.
(6)	Includes 5,000 shares of Common Stock underlying stock options that are immediately exercisable and 10,000 shares of Common Stock underlying RSUs, which will vest within 60 days of July 6, 2026.
(7)	Includes 5,000 shares of Common Stock underlying stock options that are immediately exercisable and 10,000 shares of Common Stock underlying RSUs, which will vest within 60 days of July 6, 2026.
(8)	Includes 16,415 shares of Common Stock and 5,000 shares of Common Stock underlying stock options that are immediately exercisable and 10,000 shares of Common Stock underlying RSUs, which will vest within 60 days of July 6, 2026.
(9)	Includes 40,508 shares of Common Stock and 58,616 shares of Common Stock underlying stock options that are immediately exercisable. Does not include 60,000 shares of Common Stock underlying RSUs, which will not vest within 60 days of July 6, 2026.
(10)	Includes 5,000 shares of Common Stock underlying stock options that are immediately exercisable and 10,000 shares of Common Stock underlying RSUs, which will vest within 60 days of July 6, 2026.
(11)	Includes 3,333 shares of Common Stock underlying stock options that are immediately exercisable and 10,000 shares of Common Stock underlying RSUs, which will vest within 60 days of July 6, 2026.
(12)	Includes 3,333 shares of Common Stock underlying stock options that are immediately exercisable and 10,000 shares of Common Stock underlying RSUs, which will vest within 60 days of July 6, 2026.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Pursuant to our charter, our Audit Committee shall review, on an on-going basis, potential conflicts of interest and, if appropriate, approve all our “Related Party Transactions”.

Other than the compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, including those discussed in the section titled “Executive Compensation,” the following is a description of each transaction since January 1, 2024 or any currently proposed transaction in which:

●	we have been or are to be a party to;

●	the amount involved exceeded or exceeds $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years; and

●	any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Nexxis Capital LLC

We received funds of $3,247 and $7,348 during the years ended December 31, 2025, and 2024, respectively, from Nexxis Capital LLC, a company owned by Charles Piluso and Harold Schwartz. Nexxis Capital LLC was formed to purchase equipment and provide equipment leases to our customers.

Systems Trading

On January 1, 2022, we entered into a lease agreement with Systems Trading, Inc. (“Systems Trading”), a technology leasing company established by Mr. Schwartz, where he currently serves as Chief Executive Officer and President, effective January 1, 2022. This lease obligation is payable to Systems Trading with monthly installments of $7,145 and expired on April 1, 2025. The lease carried an interest rate of 8%.

On April 1, 2022, we entered into a lease agreement with Systems Trading effective May 1, 2022. This lease obligation is payable to Systems Trading with monthly installments of $6,667 and expired on February 1, 2025. The lease carried an interest rate of 8%.

Eisner & Maglione CPAs LLC

Lawrence Maglione is a partner of Eisner & Maglione CPA’s LLC. We paid his firm $46,262 and $31,352 for accounting and due diligence services during the year ended December 31, 2025, and 2024, respectively. We paid his firm $5,822 and $6,508 for accounting and due diligence services during the three months ended March 31, 2026, and 2025, respectively.

Matthew Grover

We paid consulting fees of $7,200 to Matthew Grover, a member of our Board, during the three months ended March 31, 2026. No such payments were made during the three months ended March 31, 2025.

Other

In connection with the vesting of equity awards held by Harold Schwartz (a Director and President), we erroneously remitted $47,479 in required tax withholding obligations during the fourth quarter of the year ended December 31, 2025, which was later determined to be an overpayment. The related balance reflected in other long-term assets on the consolidated balance sheet as of March 31, 2026 and December 31, 2025 represents amounts settled on his behalf against vested equity compensation and does not represent a personal loan or extension of credit. The balance was repaid to us in April 2026.

On January 14, 2026, our directors and officers tendered the following number of shares of Common Stock beneficially owned by them in connection with the Tender Offer:

John Argen	57,207

Matthew Grover	43,340
Thomas Kempster	881,472
Lawrence Maglione	24,752
Uwayne Mitchell	11,248
Charles Piluso	865,841
Nancy Stallone	11,248
Clifford Stein	280,850
Harold Schwartz	895,876

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Our Board is currently comprised of ten directors. A total of ten directors will be elected at the 2026 Annual Meeting to serve until the next annual meeting of shareholders, and until their successors are duly elected and qualified. The terms of all of the Board members currently in office expire at the 2026 Annual Meeting, and they have each been nominated by the Board for re-election at the 2026 Annual Meeting and are all standing for re-election. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the election of each of the Board’s nominees. If at the time of the 2026 Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present, the nominees for directors receiving the highest number of FOR votes will be elected. Abstentions and broker non-votes will have no effect on the vote on this Proposal No. 1.

NOMINEES FOR ELECTION AS DIRECTOR

The persons nominated as directors are as follows:

Name	Age	Position
Charles M. Piluso	72	Chairman of the Board, Chief Executive Officer
Harold J. Schwartz	61	Director, Former President
Thomas C. Kempster	59	Director, Former Executive Vice President
John Argen	72	Director
Lawrence A. Maglione, Jr.	64	Director
Matthew Grover	58	Director
Todd A. Correll	58	Director
Clifford Stein	69	Director
Nancy M. Stallone	65	Director
Uwayne A. Mitchell	43	Director

The ten nominees for director receiving the highest number of votes “FOR” their election will be elected as directors. This is called a plurality. Electing to “WITHHOLD” authority on the vote of a nominee’s election will result in such vote not being voted in favor of the nominee’s election and, assuming that any such vote withheld from the nominee is not cast in favor of the election of another nominee, will have no impact on the election of directors, although shares that “WITHHOLD” authority with respect to the election of any directors will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Why the Board Recommends the Continuing Slate

The Board has nominated the current directors for re-election because the Board believes it is at a strategic inflection point at which continuity of oversight is of particular value to shareholders. This Board planned and oversaw the sale of our CloudFirst business, the negotiation and completion of the tender offer, and the preservation of a debt-free balance sheet with substantial cash resources. That same Board — including the members of the Mergers & Acquisitions Committee — is now overseeing the evaluation of the Company’s next phase: the disciplined deployment of capital through potential acquisitions of revenue-generating businesses, and the study of new organic initiatives. The Board believes that the directors’ collective experience across telecommunications, technology infrastructure, public accounting, capital markets and mergers and acquisitions, together with their direct knowledge of the alternatives under evaluation, positions them to complete this work in the best interests of all shareholders. No transaction or new business initiative has been agreed or approved, and there can be no assurance that any will be completed or pursued.

Recommendation of our Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES NAMED HEREIN FOR ELECTION AS DIRECTORS.

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected the firm of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Although shareholder ratification of the selection of Rosenberg Rich Baker Berman, P.A. is not required by Nevada law, our Audit Committee believes that it is advisable and has decided to give our shareholders the opportunity to ratify this selection. Because this proposal is a routine matter for which brokers have discretion, broker non-votes are not expected for this matter. Proposal No. 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board (the “Audit Committee”) or the Board. If our shareholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our best interests and the best interests of our shareholders.

A representative of Rosenberg Rich Baker Berman, P.A. is expected to be present either in person or via teleconference at the 2026 Annual Meeting and be available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The proposal to ratify the selection of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the current fiscal year requires the approval from a number of shares cast in favor of the action that exceed the number of votes cast in opposition of such proposal. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Recommendation of our Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ROSENBERG RICH BAKER BERMAN, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

The following table sets forth the aggregate audit-related fees including expenses billed to us for the years ended December 31, 2025, and 2024 by Rosenberg Rich Baker Berman, P.A.

	December 31,	December 31,
	2025	2024
Audit Fees (1)	$206,015	$168,000
Tax Fees	$18,000	—

(1)	Audit fees and expenses were for professional services rendered for the audit and reviews of our consolidated financial statements, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

Our Audit Committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the entire Audit Committee before the respective services were rendered.

AUDIT COMMITTEE REPORT1

The Audit Committee is responsible for providing objective and independent oversight of our accounting functions and internal controls and is primarily responsible for overseeing our financial reporting and disclosure process. A brief description of the Audit Committee’s principal functions is provided in this proxy statement under the discussion of “Committees of the Board of Directors– Audit Committee.”

Under the Audit Committee’s Board-approved charter, the tasks of the Audit Committee include but are not limited to: (i) selecting and hiring the independent registered public accounting firm to audit our financial statements; (ii) helping to ensure the independence and performance of the independent registered public accounting firm; (iii) approving audit and non-audit services and fees; (iv) reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls; (v) preparing the audit committee report that the SEC requires to be included in our annual proxy statement; (vi) reviewing reports and communications from the independent registered public accounting firm; (vii) reviewing and discussing with management the quality and adequacy of our internal controls and our policies on risk assessment; (viii) reviewing and approving related party transactions; and (ix) establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters. A copy of the charter of the Audit Committee is available on the Governance section of our website at dtst.com.

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2025, with our management. The Audit Committee has discussed with our independent registered public accounting firm, Rosenberg Rich Baker Berman, P.A., the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable PCAOB requirements regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions with management and our independent auditor referenced above, the Audit Committee has recommended to the Board (and the Board has approved) that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.

This report by the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such acts.

Submitted by the Audit Committee of the Board of Directors:

John Argen (Chair)

Nancy M. Stallone

Clifford Stein

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL NO. 3: EXECUTIVE COMPENSATION PROPOSAL

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a shareholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our shareholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or us. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We conduct this advisory vote annually.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our shareholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices.

We encourage our shareholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this proxy statement, which describes the 2025 compensation of our named executive officers.

We are asking our shareholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.

In evaluating this proposal, the Board asks shareholders to consider fiscal 2025 outcomes alongside the compensation disclosed in this proxy statement: the completion of the sale of our CloudFirst business for $40 million in gross proceeds; the return of capital to shareholders through a tender offer, pursuant to which we repurchased approximately 72% of our outstanding Common Stock; a cumulative total shareholder return of approximately 246% measured from December 31, 2022; and the restructuring of executive compensation in February 2026 so that the substantial majority of potential future compensation is contingent upon market capitalization milestones and completed acquisitions. The Board believes that 2025 compensation was proportionate to these results and that the amended program aligns management incentives with the successful execution of the Company’s next phase.

Accordingly, the Board will ask our shareholders to vote “FOR” the following resolution at the 2026 Annual Meeting:

“RESOLVED, that the shareholders of Data Storage Corporation approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement for the 2026 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Summary Compensation Table for fiscal year 2025, and the other related tables and disclosures).”

In keeping with the preference expressed by our shareholders at our 2022 Annual Meeting of Shareholders, our Board has adopted a policy of holding say-on-pay votes every year until we are required to hold another advisory vote on the frequency of say-on-pay votes, which will occur no later than our 2028 Annual Meeting of Shareholders. The next say-on-pay vote will occur at our 2027 Annual Meeting.

Vote Required

The proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement requires the approval from a number of shares cast in favor of the action that exceed the number of votes cast in opposition of such proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

NO DISSENTERS’ RIGHTS

Under Nevada Law, our shareholders are not entitled to dissenters’ rights with respect to the matters to be voted on at the 2026 Annual Meeting and we will not independently provide our shareholders with any such right.

ANNUAL REPORT/FORM 10-K

Our 2025 Annual Report, which is not a part of the proxy solicitation materials, is being distributed and made available to shareholders concurrently with this proxy statement. Copies of the 2025 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to Data Storage Corporation, 244 5th Avenue, Second Floor, Suite 2821, New York, New York 10001, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.dtst.com.

NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more of our shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our shareholders may be householding our shareholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Data Storage Corporation, 244 5th Avenue, Second Floor, Suite 2821, New York, New York 10001, Attention: Corporate Secretary or by calling us at (212) 564-4922. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

Shareholders who intend to present proposals for inclusion in next year’s proxy materials at the 2027 Annual under SEC Rule 14a-8 must ensure that such proposals are received by our Corporate Secretary in writing at Data Storage Corporation at 244 5th Avenue, Second Floor, Suite 2821, New York, New York 10001 not later than March 18, 2027. If you wish to submit a proposal (including a director nomination) at the 2027 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act for inclusion in our 2027 proxy materials.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 4, 2027. If such meeting date is changed by more than 30 days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other matters to be presented for shareholder action at the 2026 Annual Meeting. However, if any other matter is properly brought before the 2026 Annual Meeting for action by the shareholders, proxies in the enclosed form returned to us will be voted in accordance with the discretion of the proxyholders.

By Order of the Board of Directors,

/s/ Charles M. Piluso

Charles M. Piluso
Chief Executive Officer and
Chairman of the Board of Directors

DATA STORAGE CORPORATION
244 5TH AVENUE, 2ND FL, SUITE 2821
NEW YORK, NEW YORK 10001

SCAN TO
VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on September 1, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01648-P55114 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DATA STORAGE CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Charles M. Piluso	☐	☐
1b. Harold J. Schwartz	☐	☐
1c. Thomas C. Kempster	☐	☐
1d. John Argen	☐	☐
1e. Lawrence A. Maglione, Jr.	☐	☐
1f. Matthew Grover	☐	☐
1g. Todd Correll	☐	☐
1h. Clifford Stein	☐	☐
1i. Nancy M. Stallone	☐	☐
1j. Uwayne A. Mitchell	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

T01649-P55114

DATA STORAGE CORPORATION
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 2, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Charles M. Piluso, Chief Executive Officer, and Chris H. Panagiotakos, Chief Financial Officer, or either of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Data Storage Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Shareholders to be held on September 2, 2026 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES NAMED IN THE ACCOMPANYING PROXY STATEMENT AND FOR PROPOSALS 2 AND 3 LISTED ON THE REVERSE SIDE.

The Annual Meeting of Shareholders of Data Storage Corporation will be held at Marriott Melville, 1350 Walt Whitman Road, Melville, NY 11747 on September 2, 2026 at 11:00 am Eastern Time. The proxy statement, Notice of Annual Meeting of Shareholders, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and this proxy card are being made available to all shareholders eligible to vote at the Annual Meeting.

Continued and to be signed on reverse side